EXHIBIT 10.1

 ____________________________________________________________________________



                PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT

                                 by and among

                        CARRINGTON LABORATORIES, INC.

                                     and

            THE PARTIES NAMED HEREIN ON SCHEDULE 1, AS PURCHASERS


                              November 18, 2005


 ____________________________________________________________________________

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                              TABLE OF CONTENTS


                                                                         Page
                                                                         ----

 ARTICLE I  DEFINITIONS ..............................................    1

  1.1  Definitions ...................................................    1

 ARTICLE II PURCHASE AND SALE ........................................    3

  2.1  Closing .......................................................    3
  2.2  Conditions to Obligations of Purchasers to Effect the Closing..    4
  2.3  Conditions to Obligations of the Company to Effect the Closing.    5

 ARTICLE III  REPRESENTATIONS AND WARRANTIES .........................    5

  3.1  Representations and Warranties of the Company .................    5
  3.2  Representations And Warranties Of The Purchasers ..............    8

 ARTICLE IV OTHER AGREEMENTS OF THE PARTIES ..........................   11

  4.1  Transfer Restrictions. ........................................   11
  4.2  Legends .......................................................   11
  4.3  Public Announcements ..........................................   12
  4.4  Registration Rights. ..........................................   12
  4.5  Fees and Expenses .............................................   15
  4.6  Indemnification for Brokerage Fees ............................   15
  4.7  Allocation of Partial Prepayments .............................   15
  4.8  Reservation of Warrant Shares .................................   15
  4.9  Consent of Purchasers .........................................   15

 ARTICLE V  TERMINATION, AMENDMENT, AND WAIVER .......................   15

  5.1  Termination ...................................................   15
  5.2  Effect of Termination .........................................   16
  5.3  Amendment .....................................................   16
  5.4  Waiver ........................................................   16

 ARTICLE VI SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION .............   16

  6.1  Survival ......................................................   16
  6.2  Indemnification by Company ....................................   16
  6.3  Indemnification by the Purchasers .............................   16
  6.4  Procedure for Indemnification .................................   16


 ARTICLE VII  MISCELLANEOUS ..........................................   17

  7.1  Notices .......................................................   17
  7.2  Entire Agreement ..............................................   17
  7.3  Binding Effect; Assignment; No Third Party Benefit ............   17
  7.4  Severability ..................................................   17
  7.5  Governing Law .................................................   18
  7.6  Counterparts ..................................................   18

                PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT

      THIS PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is dated as of November 18, 2005, among Carrington Laboratories, Inc., a Texas corporation (the "Company"), and the purchasers identified on Schedule 1 hereto (each a "Purchaser" and collectively the "Purchasers").

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company in the aggregate, $5,000,000 principal amount of the Company's 6.0% Subordinated Promissory Notes and Warrants to purchase 5,000,000 shares of Common Stock.

      NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

     1.1 Definitions.   In  addition to the  terms defined  elsewhere in this
 Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

           "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule
 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

           "Agreement" shall have the meaning ascribed to such term in the Preamble.

           "Applicable Law" means any statute, law, rule or regulation or any judgment, order, writ, injunction or decree of any Governmental Entity to which a specified Person or property is subject.

           "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Texas are authorized or required by law or other governmental action to close.

           "Closing" shall have the meaning ascribed to such term in Section 2.1(a).

           "Closing Date" shall  have the meaning  ascribed to  such term  in
 Section 2.1(a).

           "Commission" means the United States Securities and Exchange Commission.

           "Common Stock" means the common stock of the Company, $.01 par value per share, and any securities into which such common stock may hereafter be reclassified.

           "Company" shall have the meaning ascribed to such term in the Preamble.

           "Damages" shall have the meaning ascribed to such term in  Section
 6.2.

           "Disclosure Schedules" means the Disclosure Schedules concurrently delivered herewith.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           "Final Memorandum" means that certain final Private Placement Memorandum dated November 14, 2005 provided by the Company to the Purchasers relating to the private offering of the Securities.

           "Governmental Entity" means any court or tribunal in any jurisdiction (domestic or foreign) or any public, governmental or regulatory body, agency, department, commission, board, bureau or other authority or instrumentality (domestic or foreign).

           "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

           "PPM Draft" means that certain draft Private Placement Memorandum dated November 14, 2005 provided by the Company to the Purchasers relating to the private offering of the Securities.

           "Proceedings"   means    all    proceedings,    actions,    suits,
 investigations, and inquiries  by or before  any arbitrator or  Governmental
 Entity.

           "Promissory Notes" means the 6.0% Subordinated Promissory Notes of the Seller, which shall be in the form attached as Exhibit A hereto.

           "Purchaser" shall have the meaning ascribed to such term in the Preamble.

           "Registrable Securities" means (a) the Warrant Shares or other securities issued or issuable to each Purchaser or its transferee or designee (i) upon exercise of the Warrants, or (ii) upon any distribution with respect to, any exchange for or any replacement of such Warrants or
 (iii) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, or in replacement or redemption of, any of the securities referred to in the preceding clauses; provided, however, that such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker dealer or underwriter in a public distribution or a public securities transaction or when such securities may be sold without any restriction pursuant to Rule 144(k) as determined by counsel to the Company.

           "Registration Statement" shall have the meaning ascribed to such term in Section 4.4(b).

           "Required Minimum" means the maximum aggregate number of shares of Common Stock then issued or issuable pursuant to the Transaction Documents.

           "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

           "SEC Filings"  shall have  the meaning  ascribed to  such term  in
 Section 3.1(h).

           "Securities" means the Promissory Notes, the Warrants and the Warrant Shares.

           "Securities Act" means the Securities Act of 1933, as amended.

           "Series A Warrants" means the Series A Common Stock Purchase Warrants, in the form of Exhibit B hereto.

           "Series B Warrants" means the Series B Common Stock Purchase Warrants, in the form of Exhibit C hereto.

           "Subordination Agreement" means the Subordination Agreement, dated as of the date hereof, by and among the Purchasers, the Company and Comerica Bank, in the form of Exhibit D hereto.

           "Subscription Amount" means, as to each Purchaser, the amount set forth beside such Purchaser's name on Schedule 1 hereto, in United States dollars and in immediately available funds.

           "Transaction Documents" means this Agreement, the Promissory Notes, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

           "Warrants" means the Series A Warrants and the Series B Warrants.

           "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.


                                 ARTICLE II

                              PURCHASE AND SALE

     2.1 Closing.

           (a) The closing of the transactions contemplated under this Agreement (the "Closing") will take place as promptly as practicable, but no later than five (5) Business Days following satisfaction or waiver of the conditions set forth in Sections 2.2 and 2.3 (other than those conditions which by their terms are not to be satisfied or waived until the Closing), at the offices of the Company at 2001 Walnut Hill Lane, Irving, Texas 75038 (or remotely via exchange of documents and signatures) or at such other place or day as may be mutually acceptable to the Purchasers and the Company. The date on which the Closing occurs is the "Closing Date".

           (b) At the Closing, the Purchasers shall purchase, severally and not jointly, and the Company shall issue and sell, in the aggregate, $5,000,000 principal amount of Promissory Notes, Series A Warrants to purchase 2,500,000 shares of Common Stock and Series B Warrants to purchase 2,500,000 shares of Common Stock on the Closing Date. Each Purchaser shall purchase severally, and not jointly, from the Company, and the Company shall issue and sell to each Purchaser, a Promissory Note in a principal amount equal to such Purchaser's Subscription Amount and Warrants to purchase the number of shares of Common Stock as indicated on Schedule 1 for such Purchaser.

      2.2 Conditions to Obligations of Purchasers to Effect the Closing. The obligations of each Purchaser to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, by such Purchaser:

           (a) At the Closing (unless otherwise specified below) the Company shall deliver or cause to be delivered to each Purchaser the following:

                (i)  this Agreement, duly executed by the Company;

                (ii) a Promissory  Note in the principal amount equal to such
 Purchaser's  Subscription  Amount  as  set  forth  on  Schedule  1   hereto,
 registered in the name of such Purchaser;

                (iii) a Series A Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock as set forth on Schedule 1 hereto; and

                (iv) a Series B Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock as set forth on Schedule 1 hereto.

           (b) All representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date as though such representations and warranties were made on such date (except those representations and warranties that address matters only as of a particular date will remain true and correct as of such date) and the Purchaser shall have received a certificate signed by the Company's chief executive officer and chief financial officer to such effect.

           (c) The Company shall sell Promissory Notes with a minimum aggregate principal amount of $2,500,000.

           (d) No Proceeding shall, on the Closing Date, be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with any Transaction Document or the consummation of the transactions contemplated thereby.

     2.3 Conditions to Obligations of the Company to Effect the Closing. The obligations of the Company to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions with respect to such Purchaser, any of which may be waived, in writing, by the Company:

           (a) At the Closing, such Purchaser shall deliver or cause to be delivered to the Company the following:

                (i)  this Agreement, duly executed by such Purchaser;

                (ii) a Subordination Agreement; and

                (iii) such Purchaser's Subscription Amount, by wire transfer of immediately available funds.

           (b) All representations and warranties of each such Purchaser contained herein shall remain true and correct as of the Closing Date as though such representations and warranties were made on such date.

           (c) No Proceeding shall, on the Closing Date, be pending or threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with any Transaction Document or the consummation of the transactions contemplated thereby.

           (d) The Company shall sell Promissory Notes with a minimum aggregate principal amount of $2,500,000.

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules delivered concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each Purchaser:

           (a) Corporate Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all requisite corporate power and corporate authority to own, lease, and operate its properties and to carry on its business as now being conducted.

           (b) Qualification. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased, or operated by it or the conduct of its business requires such qualification or licensing, except jurisdictions in which the failure to be so qualified or licensed would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of the Company.

           (c) Capitalization of the Company.

                (i) The  authorized capital stock of  the Company consists of
 (i) 30,000,000 shares of Common Stock, of which, as of November 14, 2005, 10,790,230 shares were outstanding, and (ii) 1,000,000 shares of Preferred Stock, par value $100 per share, of which, as of November 14, 2005, none of which were outstanding. All outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable, and no shares of capital stock of the Company are subject to, nor have any been issued in violation of, preemptive or similar rights. As of November 14, 2005, (A) an aggregate of 1,444,881 shares of Common Stock are issuable upon the exercise of outstanding options granted under the Company's 1995 Stock Option Plan, (B) an aggregate of 500,000 shares of Common Stock are reserved for issuance under the Company's 2004 Stock Option Plan, of which an aggregate of 170,500 shares of Common Stock are issuable upon the exercise of outstanding options granted thereunder, (C) an aggregate of 1,250,000 shares of Common Stock are reserved for issuance under the Company's Employee Stock Purchase Plan, of which an aggregate of 960,112 shares of Common Stock have been issued thereunder, and (D) an aggregate of 300,000 shares of a series of the Company's Preferred Stock designated as Series D Preferred Stock are reserved for issuance upon the exercise of certain preferred share purchase rights associated with the Common Stock, which rights become exercisable by the holders thereof upon the occurrence of certain events, including the acquisition of, or the announcement of the intention to acquire, more than 15% of the outstanding Common Stock by any Person or group.

                (ii) Except as set forth above in this Section 3(c) and as contemplated by this Agreement, as of November 14, 2005, there are outstanding (A) no shares of capital stock or other voting securities of the Company, (B) no securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of the Company, (C) no options or other rights to acquire from the Company, and no obligation of the Company to issue or sell, any shares of capital stock or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such capital stock or voting securities, and (D) no equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to the Company.

           (d) Authority Relative to this Agreement. The Company has full corporate power and corporate authority to execute, deliver, and perform the Transaction Documents and to consummate the transactions contemplated thereby. The execution, delivery, and performance by the Company of the Transaction Documents, and the consummation by it of the transactions contemplated thereby, have been duly authorized by all necessary corporate action of the Company. The Transaction Documents have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally, (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances, and (iii) public policy considerations with respect to the enforceability of rights of indemnification.

           (e) Noncontravention. The execution, delivery, and performance by the Company of the Transaction Documents and the consummation by it of the transactions contemplated thereby do not and will not (i) conflict with or result in a violation of any provision of the Restated Articles of Incorporation or Bylaws of the Company, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, agreement, or other instrument or obligation to which the Company is a party or by which the Company or any of its properties may be bound, (iii) result in the creation or imposition of any lien or encumbrance upon the properties of the Company, or (iv) assuming compliance with the matters referred to in Section 3.1(f), violate any Applicable Law (as hereinafter defined) binding upon the Company, except, in the case of clauses (ii), (iii), and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, liens, or encumbrances which would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of the Company or on the ability of the Company to consummate the transactions contemplated hereby.

           (f) Governmental Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any Governmental Entity (as hereinafter defined) is required to be obtained or made by the Company in connection with the execution, delivery, or performance by the Company of the Transaction Documents or the consummation by it of the transactions contemplated thereby, other than (i) compliance with any applicable requirements of the Securities Act; (ii) compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable state securities laws; and (iv) such consents, approvals, orders, or authorizations which, if not obtained, and such declarations, filings, or registrations which, if not made, would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations, or financial condition of the Company or on the ability of the Company to consummate the transactions contemplated hereby. The representations and warranties of the Company contained in this Section 3.1(f), insofar as such representations and warranties pertain to compliance by the Company with the requirements of the Securities Act and applicable state securities laws, are based on the representations and warranties of the Purchasers contained in Section 3.2.

           (g) Authorization of Issuance. The Securities have been duly authorized for issuance and, when issued and delivered by the Company in accordance with the provisions of the applicable Transaction Documents, will be validly issued, fully paid, and nonassessable. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares at least equal to the Required Minimum on the date hereof. The issuance of the Securities and the Warrant Shares is not subject to any preemptive or similar rights.

           (h) Private Placement Memorandum; SEC Filings.

                (i) None of the information contained in the Final Memorandum, as of such date or as of the date hereof, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

                (ii) The Company has delivered to each Purchaser accurate and complete copies of (A) the Company's Annual Report on Form 10-K for the year ended December 31, 2004, (B) the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2004, (C) the Company's Proxy Statement dated April 14, 2005, relating to the 2005 Annual Meeting of Shareholders and (D) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, in each case in the form filed by the Company with the Commission (collectively, the "SEC Filings"). None of the SEC Filings, including, without limitation, any financial statements or schedules included therein, as of the date of filing thereof, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Filings present fairly, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company as of the dates thereof and its consolidated results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of any unaudited interim financial statements).

           (i) Absence of Undisclosed Liabilities. Except as and to the extent disclosed in the Private Placement Memorandum and the SEC Filings,
 (a) as of September 30, 2005, the Company had no liabilities or obligations (whether accrued, absolute, contingent, unliquidated, or otherwise) material to the Company, and (b) since September 30, 2005, the Company has not incurred any such material liabilities or obligations, other than those incurred in the ordinary course of business.

           (j) Absence of Certain Changes. Except as disclosed in the Private Placement Memorandum and the SEC Filings, since September 30, 2005, there has not been any material adverse change in the business, assets, results of operations, or financial condition of the Company.

           (k) Scope of Representations and Warranties. Except as set forth in this Agreement, the Company makes no representations or warranties to the Purchasers and hereby disclaims all liability and responsibility for any representation, warranty, statement, or information made or communicated (orally or in writing) to any Purchaser (including but not limited to any opinion, information, projection, or advice that may have been provided to the Purchasers by any officer, director, employee, agent, consultant or representative of the Company).

     3.2 Representations And Warranties Of The Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

           (a) Organization. Such Purchaser (other than individuals) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

           (b) Authority Relative to this Agreement. Such Purchaser has full power and authority to execute, deliver, and perform the Transaction Documents and to consummate the transactions contemplated thereby. If such Purchaser is an entity, the execution, delivery, and performance by such Purchaser of the Transaction Documents to which it is a party, and the consummation by it of the transactions contemplated thereby, have been duly authorized by all necessary corporate, or similar action on the part of such Purchaser. Each of the Transaction Documents to which such Purchaser is a party has been duly executed and delivered by such Purchaser and constitutes a valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally, (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances, and (iii) public policy considerations with respect to the enforceability of rights of indemnification.

           (c) Noncontravention. The execution, delivery, and performance by such Purchaser of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated thereby do not and will not (i) if such Purchaser is an entity, conflict with or result in a violation of any provision of the charter, bylaws, or similar organizational documents of such Purchaser or (ii) violate any Applicable Law binding upon such Purchaser, except for any such violations which would not, individually or in the aggregate affect the ability of such Purchaser to consummate the transactions contemplated hereby.

           (d) Governmental Approvals. No consent, approval, order, or authorization of, or declaration, filing, or registration with, any Governmental Entity is required to be obtained or made by such Purchaser in connection with the execution, delivery, or performance by such Purchaser of the Transaction Documents to which it is a party or the consummation by it of the transactions contemplated thereby.

           (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

           (f) No Public Sale or Distribution. Such Purchaser is (i) acquiring the Promissory Notes and Warrants and (ii) upon exercise of the Warrants will acquire the Warrant Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

           (g) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501 under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act. Such Purchaser is a resident of the jurisdiction set forth below such Purchaser's name on Schedule 1 attached hereto. Such Purchaser is not acquiring the Securities as part of a "group" as such term is generally understood pursuant to Section 13(d) of Regulation 13D-G of the Exchange Act or if such Purchaser is a member of a group, the group will beneficially own, within the meaning of Section 13(d) of Regulation 13D-G of the Exchange Act, less than 15% of the Common Stock after giving effect to the transactions contemplated hereby.

           (h) Reliance on Exemptions. Such Purchaser understands that the Promissory Notes and Warrants are being offered and sold to the Purchasers in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Promissory Notes and Warrants.

           (i) Information. Such Purchaser and its advisors, if any, have been furnished with all publicly available materials relating to the business, finances and operations of the Company and such other publicly available materials relating to the offer and sale of the Promissory Notes and Warrants as have been requested by such Purchaser. Such Purchaser has received a copy of the Final Memorandum, and acknowledges and agrees that
 (a) the Final Memorandum supersedes the PPM Draft and (b) such Purchaser is not relying on the PPM Draft in making the investment contemplated hereunder. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained herein. Such Purchaser understands that its investment in the Promissory Notes and Warrants involves a high degree of risk. Other than to other Persons party to this Agreement, Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

           (j) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters, including investing in companies engaged in the business in which the Company is engaged, so as to be capable of evaluating the merits and risks of the prospective investment in the Promissory Notes and Warrants, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Promissory Notes and Warrants and is able to afford a complete loss of such investment.

           (k) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Promissory Notes and Warrants or the fairness or suitability of the investment in the Promissory Notes and Warrants, nor have such authorities passed upon or endorsed the merits of the offering of the Promissory Notes and Warrants.

                                 ARTICLE IV

                       OTHER AGREEMENTS OF THE PARTIES

     4.1 Transfer Restrictions.

           (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company or to an Affiliate of a Purchaser (who is an accredited investor and executes a customary representation letter), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

           (b) As a condition to such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

           (c) While any Warrants of such Purchaser are outstanding, a Purchaser may not transfer its Promissory Note unless such Purchaser simultaneously transfers (in compliance with this Agreement) such Purchaser's Warrants, and while any Promissory Note of such Purchaser is outstanding, a Purchaser may not transfer any of its Warrants unless such Purchaser simultaneously transfers (in compliance with this Agreement) such Purchaser's Promissory Note.

     4.2 Legends. It is agreed and understood by each Purchaser that the form of Promissory Note, form of Warrants and any certificates representing the Securities to be purchased by it or into which such Securities are convertible shall each conspicuously set forth on the face or back thereof, in addition to any other legends required by agreement or Applicable Law, a legend in substantially the following form:

           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE
           COMPANY  THAT  REGISTRATION  UNDER   SAID  ACT  IS   NOT
           REQUIRED.

           THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED IN A PROMISSORY NOTE AND WARRANT PURCHASE AGREEMENT AMONG THE COMPANY AND CERTAIN OTHER PARTIES THERETO. A COPY OF SUCH AGREEMENT AND ALL APPLICABLE AMENDMENTS THERETO WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     4.3 Public Announcements. No Purchaser or any of their respective Affiliates shall issue any press release or otherwise make any public statement with respect to the Transaction Documents or the transactions contemplated thereby without the prior written consent of the Company.

     4.4 Registration Rights.

           (a) Registration of Registrable Securities. Subject to the occurrence of the Closing and the terms and provisions of this Agreement, the Company shall use its commercially reasonable efforts to register the Registrable Securities with the Commission under the Securities Act to the extent requisite to permit the sale or other disposition thereof by the Purchasers.

           (b) Registration Procedures. The commercially reasonable efforts of the Company under Section 4.4(a) shall mean that the Company will, subject to the terms and provisions of this Section 4.4, use its commercially reasonable efforts to:

                (i) prepare and file with the Commission within 90 days following the Closing a registration statement (the "Registration Statement") covering the Registrable Securities and cause the Registration Statement to become effective and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (A) the date when all Registrable Securities covered by such Registration Statement have been sold pursuant to the Registration Statement, and (B) with respect to any holder, such time as all Registrable Securities held by such holder may be sold without any restriction pursuant to Rule 144;

                (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus contained therein as may be necessary to keep the Registration Statement effective, and comply with the provisions of the Securities Act, with respect to the sale or other disposition of the Registrable Securities whenever the Purchasers shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Section 4.4;

                (iii) furnish to each Purchaser such numbers of copies of the Registration Statement, the prospectus contained therein (including each preliminary prospectus), and each amendment and supplement to the
 Registration Statement and such prospectus, in conformity with the requirements of the Securities Act, as such Purchaser may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities;

                (iv) register or qualify the Registrable Securities for sale under the securities or blue sky laws of such states as the Purchasers may reasonably request (except to the extent exemptions from such registration or qualification are available), and do any and all other acts and things that may reasonably be necessary under such securities or blue sky laws to enable the Purchasers to consummate the sale or other disposition of the Registrable Securities in such states, provided, however, that the Company shall not in any event be required to keep any such registration or qualification in effect after the expiration of the period during which the Company maintains the effectiveness of the Registration Statement and shall not for any such purpose be required to qualify to do business as a foreign corporation in any state wherein it is not so qualified or to subject itself to taxation in any such state; and

                (v) before filing the Registration Statement, any prospectus to be used in connection with the offering to be conducted pursuant to the Registration Statement, or any amendments or supplements to the Registration Statement or such prospectus with the Commission, furnish counsel to each Purchaser with copies of all such documents proposed to be filed.

           (c) Required Information. The Company shall not be required to use its commercially reasonable efforts to register, or maintain the effectiveness of any registration of, Registrable Securities of a Purchaser under the Securities Act or the securities or blue sky laws of any states unless and until such Purchaser furnishes to the Company such information regarding such Purchaser and its Registrable Securities and the intended method of disposition of such Registrable Securities as the Company may reasonably request in order to satisfy the requirements applicable to such registration.

           (d) Limitations  on Registration.   The  rights of  the Purchasers
 pursuant to this Section 4.4 shall be subject to the following limitations:

                (i) If at any time or from time to time during the effectiveness of the Registration Statement, the Company is engaged in or proposes to engage in a registered public offering of securities of the Company or any other transaction or activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by offers or sales of the Registrable Securities pursuant to the Registration Statement to the detriment of the Company, then the Purchasers shall, upon the written request by the Company, cease making offers and sales of the Registrable Securities pursuant to the Registration Statement (including sales pursuant to Rule 144 under the Securities Act) for the period of time specified by the Company, which period shall not (i) in the case of a registered public offering, exceed the period beginning ten days prior to the effective date of the registration statement relating to such offering and ending 120 days after such effective date, and (ii) in the case of any other transaction or activity, exceed the period beginning ten days prior to, and ending 120 days after, the date of commencement of such other activity or date of consummation of such other transaction. Each Purchaser agrees to enter into such further agreements with the Company or any underwriter of securities of the Company deemed necessary by the Company or any such underwriter to carry out the purposes of this subsection (i). The period of time that the Company is obligated to maintain the effectiveness of the Registration Statement hereunder shall be tolled during the period the Purchasers must cease making offers and sales of the Registrable Securities pursuant to the Company's request under this subsection (i).

                (ii) The obligations of the Company pursuant to Sections 4.4(a) and (b) shall cease (i) as to Registrable Securities sold or otherwise disposed of pursuant to the Registration Statement or Section 4(1) of the Securities Act, or sold or otherwise disposed of in any manner to a person which, by virtue of this Section 4.4, is not entitled to the rights provided by this Section 4.4, and (ii) as to Registrable Securities eligible for sale pursuant to Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar rule that may hereafter be adopted.

                (iii) In no event shall the Company be obligated to have more than one Registration Statement with respect to the registration of Registrable Securities under the Securities Act be effective at any given time, however if the conditions in (A) or (B) of Section 4.4(b)(i) are not satisfied and the resale of the Registrable Securities pursuant to the Registration Statement will no longer be allowed as a result of the 3 year limitation of Rule 415 (effective December 1, 2005) promulgated under the Securities Act (or any other similar provision), the Company shall file additional Registration Statements and use its commercially reasonable efforts to fully satisfy the intent of this Section 4.4 to have the Registrable covered by an effective Registration Statement until such time as the he conditions in (A) or (B) of Section 4.4(b)(i) are satisfied.

                (iv) The rights and obligations of the Purchasers under  this
 Section 4.4 may not be assigned or transferred to any person without the prior written consent of the Company except with respect to the Transfer of the Warrants (in which case such rights and obligations are transferred with such Warrants).

           (e) Expenses of Registration. In connection with any registration of the Registrable Securities pursuant to the provisions of this Section 4.4, each Purchaser shall pay any brokerage and underwriting discounts and commissions payable in respect of the Registrable Securities sold on such Purchaser's behalf, all fees and expenses of any attorneys and accountants employed by such Purchaser, and any other costs directly incurred by such Purchaser, and the Company shall pay or cause to be paid and shall indemnify and hold harmless the Purchasers from and against any and all other costs and expenses incurred in connection with such registration and related blue sky registrations and qualifications.

           (f) Indemnification. In connection with any registration of the Registrable Securities pursuant to the provisions of this Section 4.4, the Company shall, to the extent permitted by Applicable Law, indemnify and hold harmless each Purchaser to the extent that companies generally indemnify and hold harmless underwriters in connection with public offerings under the Securities Act, and each Purchaser shall indemnify and hold harmless the Company, each director and officer of the Company, and each person who controls the Company within the meaning of the Securities Act to the extent that selling shareholders generally indemnify and hold harmless issuers of securities in connection with public offerings under the Securities Act with respect to the information provided by such Purchaser for use by the Company in the preparation of the Registration Statement.

           (g) Inclusion of Other Securities. Each Purchaser acknowledges that the Registration Statement, and any prospectus used in connection with the offering conducted pursuant thereto, may cover, in addition to the Registrable Securities, other shares of Common Stock or other securities of the Company to be sold by the Company or other persons.

     4.5 Fees and Expenses. Except as otherwise expressly provided in this Agreement, all fees and expenses incurred in connection with the Transaction Documents and the transactions contemplated thereby shall be paid by the party incurring such fee or expense.

     4.6 Indemnification for Brokerage Fees. The parties hereto acknowledge and agree that, except for fees payable by the Company to Stonewall Securities, Inc., no brokerage or finder's fees or commissions are or will be payable in connection with the transactions contemplated by this Agreement. Each of the parties hereto agrees to indemnify and hold harmless each other party from and against any other claims or demands for a commission or other compensation by any other financial advisor, broker, agent, finder, or similar intermediary claiming to have been employed by or on behalf of such indemnifying party and to bear the cost of legal fees and expenses incurred in defending against any such claim or demand.

     4.7 Allocation of Partial Prepayments. In the case of each partial prepayments of the Promissory Notes, the Company shall cause the principal amounts of the Promissory Notes to be paid to be allocated among all of the Promissory Notes outstanding at such time in proportion, as nearly as practicable, to the respective unpaid principal amount thereof. Any Purchaser may waive this requirement with respect to its Promissory Note.

     4.8 Reservation  of  Warrant  Shares.   So  long  as  any  Warrants  are
 outstanding, the Company shall reserve and set aside from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares at least equal to the maximum number of shares Common Stock that may be issued upon the exercise of all then outstanding Warrants.

     4.9 Consent of Purchasers. By executing this Agreement, each Purchaser hereby consents and agrees that one of the Purchasers may be purchasing a Promissory Note through a profit sharing trust (Related Purchasing Trust) or similar entity and purchasing the Warrants accompanying such Promissory Note in such Purchaser's individual capacity (Related Purchasing Individual). If the foregoing occurs, the Related Purchasing Trust and Related Purchasing Individual will each executed a copy of this Agreement and will each hereby agree that all of the terms of this Agreement and the Transaction Documents shall apply to them as if they were one Purchaser.


                                  ARTICLE V

                      TERMINATION, AMENDMENT, AND WAIVER

     5.1 Termination.   This Agreement may be terminated and the transactions
 contemplated hereby abandoned at any time prior to the Closing in the following manner:

           (a) by  mutual written consent of  the Company and the Purchasers;
 or

           (b) by the Company, if, on the Closing Date, any of the conditions set forth in Section 2.3 shall not have been satisfied and shall not have been waived by the Company; or

           (c) by the Purchasers, if, on the Closing Date, any of the conditions set forth in Section 2.2 shall not have been satisfied and shall not have been waived by the Purchasers.

     5.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 5.1 by the Company, on the one hand, or the Purchasers, on the other, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, except that the agreements contained in this Section and in Sections 4.3, 4.5, and 4.6 and Article VI shall survive the termination hereof. Nothing contained in this Section shall relieve any party from liability for any breach of this Agreement.

     5.3 Amendment.    This  Agreement  may  not  be  amended  except  by  an
 instrument in writing signed by or on behalf of all the parties hereto.

     5.4 Waiver. No failure or delay by a party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The provisions of this Agreement may not be waived except by an instrument in writing signed by or on behalf of the party against whom such waiver is sought to be enforced.


                                 ARTICLE VI

                         SURVIVAL OF REPRESENTATIONS;
                               INDEMNIFICATION

     6.1 Survival. The representations and warranties of the parties hereto contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto shall survive the Closing, regardless of any investigation made by or on behalf of any party.

     6.2 Indemnification by Company. The Company shall indemnify, defend, and hold harmless the Purchasers from and against any and all claims, actions, causes of action, demands, losses, damages, liabilities, costs, and expenses (including reasonable attorneys' fees and expenses) (collectively, "Damages"), asserted against, resulting to, imposed upon, or incurred by the Purchasers, directly or indirectly, by reason of or resulting from any breach by the Company of any of its representations, warranties, covenants, or agreements contained in any Transaction Documents.

     6.3 Indemnification by the Purchasers. Each Purchaser severally (but not jointly) shall indemnify, defend, and hold harmless the Company from and against any and all Damages asserted against, resulting to, imposed upon, or incurred by the Company, directly or indirectly, by reason of or resulting from any breach by such Purchaser of any of its representations, warranties, covenants, or agreements contained in any Transaction Document.

     6.4 Procedure for Indemnification. Promptly after receipt by an indemnified party under Section 6.2 or 6.3 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give written notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give written notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of such action, the indemnified party shall have the right to employ separate counsel at its own expense and to participate in the defense thereof. If the indemnifying party elects not to assume (or fails to assume) the defense of such action, the indemnified party shall be entitled to assume the defense of such action with counsel of its own choice, at the expense of the indemnifying party. If the action is asserted against both the indemnifying party and the indemnified party and there is a conflict of interests which renders it inappropriate for the same counsel to represent both the indemnifying party and the indemnified party, the indemnifying party shall be responsible for paying for separate counsel for the indemnified party; provided, however, that if there is more than one indemnified party, the indemnifying party shall not be responsible for paying for more than one separate firm of attorneys to represent the indemnified parties, regardless of the number of indemnified parties. The indemnifying party shall have no liability with respect to any compromise or settlement of any action effected without its written consent (which shall not be unreasonably withheld).


                                 ARTICLE VII

                                MISCELLANEOUS

     7.1 Notices. All notices, requests, demands, and other communications required or permitted to be given or made hereunder by any party hereto shall be in writing and shall be deemed to have been duly given or made if delivered personally or transmitted by first class registered or certified mail, postage prepaid, return receipt requested, to the parties at the addresses set forth opposite their names on the signature page hereof (in the case of the Company) and on Schedule 1 hereto (in the case of the Purchasers) (or at such other addresses as shall be specified by the parties by like notice).

     7.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     7.3 Binding Effect; Assignment; No Third Party Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Except as otherwise provided in this Agreement, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

     7.4 Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

     7.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     7.6 Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.


      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         COMPANY:

 Address for Notice:                     CARRINGTON LABORATORIES, INC.
 2001 Walnut Hill Lane
 Irving, Texas 75038
 Attn:  Dr. Carlton E. Turner

                                         By:
                                         -----------------------------
 With a Copy to:                         Name: Carlton E. Turner
 Patterson, Belknap, Webb & Tyler LLP    Title: President and CEO
 1133 Avenue of the Americas
 New York, New York  10036
 Attention:  Peter J. Schaeffer



                                    PURCHASER:


                                    [Print Exact Name]

                                         By:
                                         -----------------------------
                                         Name:
                                         -----------------------------
                                         Title:
                                         -----------------------------

 SSN/EIN:
          -----------------------------
 Subscription Amount: $
                       ----------------

                                  Schedule 1
                                  ----------

            Purchasers and Amount of Promissory Notes and Warrants


 --------------------------------------------------------------------------
                                   Subscription
                                    Amount and
                                    Principal
                                    Amount of       Common Stock Underlying
  Name, Address                     Promissory      -----------------------
  and Fax Number     Copies of        Notes         Series A       Series B
   of Purchaser      Notices to     Purchased       Warrants       Warrants
  --------------     ----------    ------------     -----------------------

 --------------------------------------------------------------------------

 --------------------------------------------------------------------------

 --------------------------------------------------------------------------






                                  Exhibit A
                                  ---------

                           Form of Promissory Note

                                See attached.




                                  Exhibit B
                                  ---------
                           Form of Series A Warrant

                                See attached.




                                  Exhibit C
                                  ---------

                           Form of Series B Warrant

                                See attached.




                                  Exhibit D
                                  ---------

                       Form of Subordination Agreement

                                See attached.